TherapeuticsMD, Inc. 8-K

Exhibit 99.1

Building the Premier Women’s Health Company January 2021

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc . (referred to as “we,” “our,” or the “Company”) may contain forward - looking statements . Forward - looking statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as statements, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anticipate will or may occur in the future . These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of our managerial experience and perception of historical trends, current conditions, expected future developments and other factors we believe to be appropriate . Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control . Important factors that could cause actual results, developments and business decisions to differ materially from forward - looking statements are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission (SEC), including our most recent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following : the effects of the COVID - 19 pandemic ; whether the company will meet the anticipated and/or projected 2021 and later performance measures that are included in this presentation for informational purposes ; the company’s ability to maintain or increase sales of its products ; the company’s ability to develop and commercialize Imvexxy®, Annovera ®, and Bijuva ® and obtain additional financing necessary therefor ; whether the company will be able to comply with the covenants and conditions under its term loan facility, including the minimum net revenue and minimum cash covenants ; whether the company will be able to successfully divest its vitaCare business and the proceeds that may be generated by such divestiture ; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of the company’s current or future approved products or preclude the approval of the company’s future drug candidates ; whether the FDA will approve lower dose of Bijuva ; the company’s ability to protect its intellectual property, including with respect to the Paragraph IV notice letters the company received regarding Imvexxy and Bijuva ; the length, cost and uncertain results of future clinical trials ; the company’s reliance on third parties to conduct its manufacturing, research and development and clinical trials ; the ability of the company’s licensees to commercialize and distribute the company’s products ; the ability of the company’s marketing contractors to market Annovera ; the availability of reimbursement from government authorities and health insurance companies for the company’s products ; the ability to grow the company’s vitaCare business ; the impact of product liability lawsuits ; the influence of extensive and costly government regulation ; the volatility of the trading price of the company’s common stock and the concentration of power in its stock ownership . This non - promotional presentation is intended for investor audiences only .

3 Company Overview

4 Broad Product Portfolio Across the Woman’s Health Life Cycle CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT Prenatal Vitamins

5 Transitioned from R&D to Commercial Execution Following Product Launches Launch July 2018 Launch April 2019 Prenatal Vitamins Merger 2011 Launch July 2020 (1) 2011 2018 2020 2022 First Half 2022E Projected Quarterly EBITDA Breakeven History: ▪ More than $250M+ in R&D investment to date ▪ 3 products launched in 2 years ▪ In 2020, over 700,000 units of ANNOVERA, IMVEXXY and BIJUVA filled by patients EBITDA Breakeven Update ▪ Company expects EBITDA improvement throughout 2021 ▪ Assuming a significant COVID impact in 1H 2021, projected quarterly EBITDA break - even potentially delayed to 1H 2022 Note: (1) The planned full commercial launch of ANNOVERA was paused in March 2020 due to the impact of the COVID - 19 pandemic and resumed on July 1, 2020.

6 Updates for 2021 ▪ Remain on track to meet Q4 2020 minimum net revenue covenant of $20M ▪ Renegotiated minimum net revenue covenants for Q1 and Q2 2021 to $18M and $22M, respectively, which are based off of our COVID adjusted forecast ▪ Continue to work with Sixth Street Partners to reset the covenants beyond Q2 2021 as we progress through the first half of the year and assess any ongoing impact of COVID on our business ▪ vitaCare divestiture process continues to move forward with significant interest ▪ vitaCare has signed contracts with two third - party pharmaceutical customers to utilize its services to sell their products, with several others in the pipeline ▪ Signed customers are in the onboarding process with revenue to vitaCare expected to begin in the first half of 2021

7 Recent Increase in M&A Activity in Women’s Health by Large Cap Companies Acquisition Apr - 17 Acquisition Jun - 19 Exclusive License Agreement Jan - 20 Spin - off Feb - 20 Acquisition Aug - 20 Six Recent Deals in the Women’s Health Space; five in the Last 18 Months Note: All trademarks are the property of their respective owners . Collaboration Dec - 20

8 Our Three Growth Products

9 2021 Commercial Priorities Aligned with Product Opportunities ▪ ANNOVERA is positioned as the lead product with the sales force and receives the majority of commercial funding – Effective Jan 1 st , gained first preferred contract with a PBM that covers ~20% of commercial lives – Approximately 250,000 (before generic entry) branded NuvaRing prescriptions adjudicated in 2019 by this PBM for more than 50,000 women – Continue to find new ways to engage doctors virtually while traditional access is limited – Marketing efforts are positioning ANNOVERA as the only long - lasting, reversible, patient - controlled and procedure - free contraception, which fills a clear unmet patient need ▪ IMVEXXY is positioned as the second product with the sales force and we are investing in consumer marketing to support continued growth – Effective Jan 1 st , gained first preferred contract with a PBM that covers ~20% of commercial lives – Only branded product covered by this PBM – 260,000 branded VVA prescriptions adjudicated in 2019 by this PBM – Over 500,000 total VVA prescriptions adjudicated in 2019 by this PBM – Anticipate increase in gross to net margins throughout 2021 – Increased cash pay out of pocket cost from $50 to $75 effective Jan 1 st – Expected to drive growth through increased consumer marketing combined with sales team focus

10 ANNOVERA: Unique Opportunity to Create a New Segment within Birth Control

11 2021 ANNOVERA Projected Volume Contribution per Channel JULY 57,000 – 76,000 Volume Drivers Sales Force Marketing PBM Formulary Refills Assumptions 2H2021 Normal Access 2021 Budgeted Spend 10% - 15% PBM Market Share Gains 35% Risks Include Reduced COVID Access Throughout 2021 Reduction in Budget Limited PBM Market Share Gains <35% 30,000 – 43,000 5,000 – 6,000 8,000 – 12,000 14,000 – 15,000 2020 Projected Volume TXMD Marketing, Sales, and PBM Formulary Refills Other Channels ( Afaxys , WSI, Telehealth) 2021 Projected Volume 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

12 2021 ANNOVERA Projected Volume Build for Sales, Marketing and PBM Formulary JULY Volume Drivers Sales Force Marketing PBM Formulary Refills Assumptions 2H2021 Normal Access 2021 Budgeted Spend 10% - 15% PBM Market Share Gains 35% Risks Include Reduced COVID Access Throughout 2021 Reduction in Budget Limited PBM Market Share Gains <35% 57,000 – 76,000 5,000 – 6,000 8,000 – 12,000 2020 Projected Volume TXMD Marketing, Sales, and PBM Formulary Refills Other Channels ( Afaxys , WSI, Telehealth) 2021 Projected Volume 14,000 – 15,000 30,000 – 43,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

2021 ANNOVERA Projected Volume Build Reflects Growing Writers and Rx Per Writer

- Champions and Loyalists growth driven by sales force
- *2021 volume goal equivalent to ~1.5 champions per sales territory across the US*
- Dabblers and Trialists growth driven by sales force and white space marketing efforts
- Marketing spend supports expansion of the overall base of monthly writers, projected to grow from ~1,200 in 2020 to ~3,700 in 2021
  - *Sales force currently targeting ~20,000 targets*
- Goal to Increase Annual TRx per Writer from ~9 in 2020 to ~15 in 2021

Writer Type	Definition	TRx
Champion	Frequent Writers per quarter	>12.00
Loyalist	Consistent Writers per quarter	7
Dabbler	Writes less frequently per quarter	3
Trialist	A writer just beginning per quarter	1.5

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14 2021 ANNOVERA Projected Volume Build Reflects Growing Writers and Rx Per Writer JULY ~170 ~200 ~800 ~1,200 ~1,600 ~2,100 ~3,300 ~3,700 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Avg Monthly Champions Avg Monthly Loyalists Avg Monthly Dabblers Avg Monthly Trialists Avg Monthly Total Writers Avg Monthly Writers of ANNOVERA Expect COVID impact through 2Q E E E E E *Historically the category has shown seasonality in volumes particularly a decline during the summer and September

15 Sales Force Ability to Connect with Prescribers Significantly Down from Pre - COVID Levels ▪ In a normal calendar year, we would expect to see 10 - 15% of patients switch to new contraceptives (1) ▪ However, due to COVID - 19, we expect a much lower percentage of patients switching due to lower prescriber visits (2) Note: (1) 2018 multi - sponsor contraceptive study; (2) Consumer C - Space Community. 0% 3% - 49% - 44% - 48% 0% - 2% - 19% - 19% - 23% -55% -45% -35% -25% -15% -5% 5% Baseline 4th QTR 2019 January & February 2020 April & May 2020 August & September 2020 October & November 2020 Trend of Salesforce Reach & Frequency from Baseline Average Reach to Targets Average Frequency to Targets *Nov dip due to holiday Baseline (4Q19)

16 Media Channels - Advertising “Individualized” Content Print & Office Materials • Social/Display – Branded/nonbranded with updated messaging and visuals • Search – Branded & non - branded • HCP Journals – Advertising and sponsored content across print and digital • Direct Mail (quarterly) • Emails • Call Center - Supplemental reach, vacancy with Byte Success Marketing • Office Education Tools – demo ring, anatomical model, wall clings, lunch and learn presentation, welcome kit, market access tool • Patient Support Tools • Education on Insurance Coverage • Trade and Pharmacy Communications Successful Marketing Programs during COVID Highlight 2021 Omni - Channel Plan

17 Successful Programs During COVID Include Virtual Medical Support Fireside Chats Medical Education • Over 100 Programs conducted in the 4 th quarter • Planned to run throughout 2021 • Conducted over 55 speaker programs with 560 attendees • Generated over 470 attendees at the NPWH ANNOVERA Product Theater • Published 3 “Partner Perspectives” on the brands in Contemporary OBGYN

18 Consumer Awareness and Education through Digital and Social Outlets Efforts Are Key to Success Note: (1) Based on various company filings; (2) Internal research findings ▪ 60% of women in this category know the birth control method they want before seeing their Healthcare Professional ▪ Market is moving to long - lasting contraceptives at a ~15% 8 - year CAGR (1) ▪ ~47% patients rejected IUDs/Implants due to not wanting a procedure (2) ▪ ANNOVERA was developed to meet the needs of women wanting a long - lasting option without the commitment of a procedure COMPANY OVERVIE

19 2021 ANNOVERA Consumer Plans - NEW Channels Overview Expanding into CTV Broadening Reach with Snapchat Custom Sponsorships - PopSugar and Other Platforms Channel Objective: • Build brand awareness among women ages 25 - 34 on Snapchat Channel Objective: • Increase awareness of ANNOVERA into new high reach platforms Channel Objective: • Increase awareness of and engagement with ANNOVERA through Custom Partnerships

20 2021 PR Campaign - “Just Say Vagina” NATIONAL SPOKESPERSON ON PRODUCT : COMEDIAN - WHITNEY CUMMINGS NATIONAL MEDIA DAY #2 Q2 SAMPLE TARGETS SOCIAL MEDIA CONTENT SERIES WHITNEY CUMMINGS, ANNOVERA CHANNELS JUSTSAYVAGINA.COM STAKEHOLDER LETTER NATIONAL MEDIA DAY #1 DEC 15 TH 2020 KOL SPOKESPEOPLE

2021 ANNOVERA – PBM Contribution Projected to Contribute to Growth



Annovera®
(segesterone acetate and ethinyl estradiol vaginal system)
Delivers 0.15 mg/0.013 mg per day

Gained preferred coverage with one of the top pharmaceutical benefit managers (PBM) with ~20% of commercial lives effective Jan 1st:

- **For the contraceptive class, ANNOVERA will be the preferred branded contraceptive vaginal ring agent**
- NuvaRing® excluded from formulary
  - Approximately 50,000-60,000 women in 2019 (before generic entry)

TherapeuticsMD®

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22 2021 ANNOVERA Projected Volume Refill Contribution to Growth JULY Volume Drivers Sales Force Marketing PBM Formulary Refills Assumptions 2H2021 Normal Access 2021 Budgeted Spend 10% - 15% PBM Market Share Gains 35% Risks Include Reduced COVID Access Throughout 2021 Reduction in Budget Limited PBM Market Share Gains <35% Note: (1) Based on patients who filled their initial prescription through vitaCare Prescription Services in Sept/ October 201 9, which the Company believes is indicative of future refill rates. Definition of refill is patients who filled through VPS initially and either filled 2 nd through VPS or had approved prescription from HCP and insurance but patient requested transferred to a retail pharmacy. ▪ Current refill rate is ~66% (1) ▪ Projection assumes a refill rate of only 35% providing upside potential ▪ TXMD goal is a refill rate 50% 57,000 – 76,000 5,000 – 6,000 8,000 – 12,000 2020 Projected Volume TXMD Marketing, Sales, and PBM Formulary Refills Other Channels ( Afaxys , WSI, Telehealth) 2021 Projected Volume 14,000 – 15,000 30,000 – 43,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

ANNOVERA Growth Catalyst: High Future Refill Rate

Strong approval rate from current and previous users

1,036 women: Phase 3 acceptability study[1]

- After 1 year of use:

75%

of the women indicated that they would consider using ANNOVERA, even if they had to pay for it

85%

of the women indicated that they would consider using ANNOVERA if it were free

- Today majority of patients have a **$0 copay**
- **Current ANNOVERA refill rate is 66%[3]**
- **TXMD goal is a refill rate 50%**

Women currently on prescription contraception, have stayed on therapy for an avg of ~11.5 years (including interruptions)[2]

Note: (1) Questionnaires were administered and completed at cycle 3 by 1036 of the 1135 subjects enrolled in the Phase 3 trial (91%) and 811 subjects at cycle 13. Source: Merkatz et al. *Contraception*. 2014;90(5):514-521. (2) Women's perceptions and treatment patterns related to contraception: results of a survey of US women. See appendix slide for more details. Source: Contraception 97 (2018) 256–263. (3) Based on patients who filled their initial prescription through vitaCare Prescription Services in Sept/ October 2019, which the Company believes is indicative of future refill rates. Definition of refill is patients who filled through VPS initially and either filled 2nd through VPS or had approved prescription from HCP and insurance but patient requested transferred to a retail pharmacy.

TherapeuticsMD®

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24 ANNOVERA Refills: Illustrative Power of Increased Refill Rates $146.5 $213.1 $335.6 $110.0 $550.0 $0 $100 $200 $300 $400 $500 $600 Year 1 Year 2 Year 3 Year 4 Year 5 Net Revenue ($M) 25% Refill Rate 50% Refill Rate 75% Refill Rate 100% Refill Rate Key Assumptions for Model Below Assumes consistent 100,000 patients start on ANNOVERA each year (1 - 5 year) Net Revenue Per Unit of $1,100 Refill stickiness leads to compounded net revenue growth ~46% Increase in year 5 revenue ~129% Increase in year 5 revenue ~275% Increase in year 5 revenue Focus on refills is a TherapeuticsMD core competency Illustrative ANNOVERA Net Revenue Opportunity at Year 5 Women currently on prescription contraception, have stayed on therapy for an avg of ~11.5 years (including interruptions) (1) Note: (1) Women’s perceptions and treatment patterns related to contraception: results of a survey of US women. See appendix sli de for more details. Source: Contraception 97 (2018) 256 – 263

25 2021 ANNOVERA Projected Volume Build from Other Distribution Channels JULY Volume Drivers Sales Force Marketing PBM Formulary Refills Assumptions 2H2021 Normal Access 2021 Budgeted Spend 10% - 15% PBM Market Share Gains 35% Risks Include Reduced COVID Access Throughout 2021 Reduction in Budget Limited PBM Market Share Gains <35% 57,000 – 76,000 5,000 – 6,000 8,000 – 12,000 2020 Projected Volume TXMD Marketing, Sales, and PBM Formulary Refills Other Channels ( Afaxys , WSI, Telehealth) 2021 Projected Volume 14,000 – 15,000 30,000 – 43,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

Top Distributors in Key Channels

Annovera®
(segesterone acetate and ethinyl estradiol vaginal system)
Delivers 0.15 mg/0.013 mg per day

Other Distribution Channels Supplement TherapeuticsMD Sales Force ~135 Reps and Managers Delivering Our Current ANNOVERA Access and Volume

18.8M women on birth control annually

The Pill Club | NURX | SimpleHealth | PlushCare | PillPack | twentyeight

Telemedicine Platforms
Large/Growing Segment

afaxys

Medicaid Market
~15% of all contraceptive sales

WSI — WSI PBG, LLC

US Military Market
~3% of all contraceptive sales

MBG- Puerto Rico
~$200M in total contraceptive sales

All trademarks are the property of their respective owners.
Source: Symphony Health PHAST Data and Government Reporting for Medicaid and TriCare

TherapeuticsMD®

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27 Six Birth Control Telehealth Providers Live ▪ Emerging digital marketing and e - commerce platforms reaching millions of women each year ▪ Over 75,000 units of NuvaRing dispensed in 2019 ANNOVERA is included on 6 telehealth platforms: All trademarks are the property of their respective owners .

28 Afaxys Overview – Significant Public Health and Contraceptive Experience ▪ #1 Provider of oral & emergency contraceptives to U.S. public health and university clinics ▪ 10+ Years of providing reliable and affordable access to contraception ▪ 8,000 Clinics and other public healthcare providers serviced nationwide ▪ 16M Total oral contraceptive months of therapy sold (2013 - 2018) All trademarks are the property of their respective owners .

Afaxys Highlights

afaxys affordable access

Medicaid

Afaxys launching ANNOVERA into the Medicaid market: ~15% of the overall birth control market

- Medicaid market represents a significant revenue opportunity with ~15% of the overall birth control market
- 38 states cover ANNOVERA with Unrestricted Medicaid Fee for Service Access
- Full Medi-Cal access expected April 21st (~16% of national Medicaid population)

Focus slowed due to COVID-19

Planned Parenthood Title X, STD Clinics	▪ Focus on all 55 Planned Parenthood affiliates, 6,000 sites ▪ Approximately half of the clinics have registered to order ANNOVERA
University and College Clinics	▪ Cover university and college clinics nationwide ▪ Key demographic for ANNOVERA offering significant opportunity ▪ Launch began in September 2020

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WSI: A Leader in Contraceptive Sales in the Military

WSI PBG, LLC

WSI has significant experience working in the Federal Government Healthcare Systems
WSI Previously launched NuvaRing into the military

92 Military bases	▪ Our goal is to have ANNOVERA in all major military treatment facilities that provide contraception services through WSI ▪ 38 bases have placed ANNOVERA on formulary ▪ 34 bases have ordered ANNOVERA
Placed on Joint Deployment Formulary September 2020	▪ Only long-lasting contraceptive that is on the Joint Deployment formulary for women being deployed overseas
In process – VA National Formulary	▪ ~432,000 women of contraception age in the VA

All trademarks are the property of their respective owners.

TherapeuticsMD
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31 ▪ Women in the military are actively on missions in the United States and across the world ▪ Taking a daily pill while out in the field is not easy to do or remember ▪ ANNOVERA, with one ring in a small case, is easy to utilize wherever these women go ▪ Provides a full year of protection ▪ Eliminates the hassle of remembering to take a daily pill and refill a prescription ▪ Procedure - free ▪ Patient - controlled fertility and menses with 28 - day cyclical dosing ▪ We believe this offers significant value to women who are deployed Why is ANNOVERA a Unique Solution for the Military?

32 ANNOVERA Projected GTN Reflects Full Payer Coverage Starting in 2021 JULY JULY 65.60% 52.60% 1.90% 1.90% 32.50% 45.50% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2020 2021 Pharmacy Discounts, Wholesales Costs, Payor Rebates and Co-Pay Assistance Returns & Allowances Net Revenue Margin WAC Price: ~$2,000 Net Price: ~$1,300* Projected Net Price: ~$1,050 - $1,200* WAC Price: $2,090 ▪ Increased overall discounts/rebates reflect increased preferred PBM coverage and expanded access in Public Health channels ▪ Net price assumes increased sales growth in Public Health channel *2020 net pricing is based on preliminary year end estimate. 2021 net pricing is provided for informational purposes and does no t represent formal 2021 guidance.

33 IMVEXXY: Fastest Growing Branded Product in VVA Category

34 IMVEXXY is “Redefining Relief” A highly effective patient experience supported by strong clinical attributes ▪ Description/Indication ▪ Small, digitally inserted, softgel vaginal insert that dissolves completely ▪ Indicated for moderate to severe dyspareunia ▪ Primary Benefit ▪ Efficacy demonstrated as early as 2 weeks (secondary endpoint) and maintained through week 12 in clinical studies ▪ Easy to use without the need for an applicator ▪ Mess - Free administration ▪ Secondary Benefits ▪ Use any - time of day ▪ Lowest approved doses of estradiol 4 mcg and 10 mcg with no increase in systemic hormone levels beyond the normal postmenopausal range (1) ▪ Mechanism of action and dosing that are familiar and comfortable ▪ No patient education required for dose preparation or applicators ▪ Dose packaging to optimize compliance and convenience ▪ Reason to Believe ▪ High patient satisfaction resulting in high refill rates Note: (1) The clinical relevance of systemic absorption rates for vaginal estrogen therapies is not known.

35 2021 IMVEXXY Strategic Initiatives Increase Volumes and Market Share through PBM ▪ Effective January 1 st , only branded product covered at preferred status at top PBM (~20% of commercial lives) – Premarin ® Cream, Osphena ® , Intrarosa ® and Estring ® brands are all excluded and only IMVEXXY will be covered @ Tier 2 – Over 540,000 total VVA TRx in 2019, of which 260,000 were branded – IMVEXXY will now be cheaper to the patient for all branded TRx in 2021 at this PBM Market Share Gains through Retail Partnerships ▪ Continued focus on patient adherence and driving higher refill rates across all distribution channels – For patients without the preferred PBM pharmacy coverage, we are increasing the use of the co - pay card in retail with chain store and Bio - Ignite partnerships – Continued focus on improving refill rates All trademarks are the property of their respective owners .

36 2021 IMVEXXY Strategic Initiatives ▪ Effective January 1 st , cash pay program and high - deductible patients co - pay increased from $50 to $75 – Significant improvement in GTN anticipated – Expected increase in revenue due to higher net pricing should offset the effect of any initial decrease in volumes due to this change TXMD Realizing Higher Net Pricing Co - Pay changes anticipated to result in >30% net realized price improvement in 2021 Key Takeaway:

37 2020 Projected Volume Co - Pay Impact TXMD Sales & Marketing, PBM Formulary 2021 Projected Volume 2021 IMVEXXY Projected Volume Contributions per Channel 535,000 – 600,000 (1) Volume Drivers Co - Pay Dropoff Sales Force Marketing PBM Formulary Assumptions ~15% Reduction in TRx ($75 Cash Pay Change) 2H2021 Normal Access 2021 Budgeted Spend 20% Branded PBM Market Share Gains Risks Include Greater than 10% Reduction in TRx Reduced COVID Access Throughout 2021 Reduction in Budget Limited Branded PBM Market Share Gains (70,000) – (100,000) 75,000 – 130,000 Note (1) : Expected additional upside potential from branded PBM market share gains 560,000 – 570,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

38 2021 IMVEXXY Projected Volume Build from Pricing Considerations JULY Volume Drivers Co - Pay Dropoff Sales Force Marketing PBM Formulary Assumptions ~15% Reduction in TRx ($75 Cash Pay Change) 2H2021 Normal Access 2021 Budgeted Spend 20% Branded PBM Market Share Gains Risks Include Greater than 10% Reduction in TRx Reduced COVID Access Throughout 2021 Reduction in Budget Limited Branded PBM Market Share Gains 2020 Projected Volume Co - Pay Impact TXMD Sales & Marketing, PBM Formulary 2021 Projected Volume Note (1) : Expected additional upside potential from branded PBM market share gains 560,000 – 570,000 535,000 – 600,000 (1) (70,000) – (100,000) 75,000 – 130,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

39 $44 $41 $51 $60 - $65 $70 - $73 $40 $45 $50 $55 $60 $65 $70 $75 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 2020 Projected Annual Blended Net Price Range: ~$46 - $48 2021 Projected Annual Blended Net Price Range: $65 - $70 E (2) Quarterly Expected IMVEXXY Net Price Build Shows Significant Improvement in 2021 Jan 1 st Cash Pay changed to $75 1 Average net revenue per unit calculated based on units sold to wholesalers and pharmacies divided into net revenue for the qu art er. Effective 1Q20, this reflects a change in methodology from previous “calculated net revenue per unit” which used units sold to patients in the quarter. 4Q20 represents a preliminary estimate. $52 - $56 E E E E (1)

40 2021 IMVEXXY Projected Volume Build for Sales, Marketing and PBM Formulary JULY Volume Drivers Co - Pay Dropoff Sales Force Marketing PBM Formulary Assumptions ~15% Reduction in TRx ($75 Cash Pay Change) 2H2021 Normal Access 2021 Budgeted Spend 20% Branded PBM Market Share Gains Risks Include Greater than 10% Reduction in TRx Reduced COVID Access Throughout 2021 Reduction in Budget Limited Branded PBM Market Share Gains 2020 Projected Volume Co - Pay Impact TXMD Sales & Marketing, PBM Formulary 2021 Projected Volume Note (1) : Expected additional upside potential from branded PBM market share gains 560,000 – 570,000 535,000 – 600,000 (1) (70,000) – (100,000) 75,000 – 130,000 2020 GAAP volumes based on preliminary year end estimate. 2021 volume growth contributions are provided for informational pur pos es and do not represent formal 2021 guidance.

41 ALL TARGETS Comprehensive Multichannel Approach Reaching IMVEXXY Target Universe Through Field Force Visits Strongly Supplemented by Multi - Channel Communications FIELD FORCE TARGETS • Focused targeting • Right mix of calls and samples have a positive impact on TRx • Supplement frequency with emails/direct mail and media Marketing Targets: 20,000 Field Targets: 11,000 Writers: 14,000 Champion/ Loyalists: 1,134 C/L 1,134 IMVEXXY WRITERS • Increase depth of prescribing Source: BI Data VVA Market through September 2020 Champions/Loyalists (C/L) • Develop Champions and Loyalists

42 Photomatic YOU TUBE Quant (% Based on all Respondents) 150 = 100% 144 = 96% 113 = 75% 39 = 26% 29= 19% START VIDEO (1s +) WATCHING AT 8 SEC WATCH FULL VIDEO TAKE ACTION TALK TO DOCTOR Audio and video cannot be skipped for 5 seconds Once engaged, most remain 29 = 19% Test and Learn with MOA Video (2 Minutes Long) CTR VCR 0.11% 5.52% (Benchmark*: 22%) *Not Pharma Specific) IMVEXXY Campaign Quantitative Test, N=150, Oct. 2020 August - September 2020 Results. Display CTR 0.08% CTR: Click through rate. VCR: Video Completion Rate 1 in 4 1 in 5 2021 is Our Year to Inspire and Drive Action with an Ownable and Differentiated Campaign for IMVEXXY

43 ▪ Adherence emails to patients via website opt - in for continued engagement ▪ Communications for patients designed with coach and friend voice Adherence is an Important Pillar to Keep Our Patient Engaged and Supported to Stay on IMVEXXY 2 2020 Adherence Results Bond Her to IMVEXXY Via CRM Program ▪ Focus on fills for IMVEXXY allows for continued revenue growth ▪ Average of 7 units per patient for those patients who started therapy over 12 months ago (through vitaCare and copay card users) ▪ Average fills per year: ▪ Vaginal creams: 1.5/ yr ▪ Vaginal tablets: 3.5/ yr

IMVEXXY Market Growth Potential from PBM Preferred Contract



Imvexxy
(estradiol vaginal inserts)

Gained preferred coverage with one of the top pharmaceutical benefit managers (PBM) with ~20% of commercial lives effective Jan 1st:

- For the VVA class, IMVEXXY will be the only branded agent on formulary
- Premarin Cream®, Intrarosa®, Osphena® and Estring® all excluded from formulary
- In 2019 across all of this PBM's plans, there were 540,000 total VVA prescriptions, with 260,000 branded prescriptions

All trademarks are the property of their respective owners.

TherapeuticsMD
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45 PBM Preferred Status a Significant Opportunity for IMVEXXY ▪ In 2019 across all of this PBM’s plans, there were 540,000 total VVA prescriptions, with 260,000 branded prescriptions ▪ IMVEXXY is now the only branded product covered for the VVA class ▪ 4 brands now blocked (Premarin® Cream, Intrarosa ®, Osphena ®, Estring ®) ▪ When a doctor writes a prescription for one of these brands, it will now not be covered. A patient must pay full WAC price unless a PA is approved, then the price would be a non - preferred copay ▪ We have conservatively modeled a ~20% branded market share gain from this PBM ▪ This PBM has already sent out formulary change notices to patients and doctors ▪ We will inform doctors via pull through sell sheets, field messaging, and targeting through identification in the field force pre call planning system All trademarks are the property of their respective owners .

46 Significant IMVEXXY GTN Improvement Projected Starting in 2021 JULY ▪ Decreased patient co - pay assistance for non - covered cash patients anticipated to drive significant improvement in IMVEXXY GTN, offset by slightly higher payer rebates 23.70% 30.30% 1.30% 1.30% 75.00% 68.40% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2020 2021 Pharmacy Discounts, Wholesale Costs, Payor Rebates & Co-Pay Assistance Returns & Allowances Net Revenue Margin WAC Price: ~$206 Net Price: ~$46 - $48 WAC Price: ~$227 Projected Net Price: ~$65 - $70 Co - Pay changes anticipated to result in >30% net realized price improvement in 2021 Key Takeaway: *2020 net pricing is based on preliminary year end estimate. 2021 net pricing is provided for informational purposes and does no t represent formal 2021 guidance.

47 Source: Prescription data per Symphony Health PHAST Data - 2019 VVA Market Opportunity Based on IMVEXXY Net Price ~$80 TRx (including 60/90 - day supplies as a single unit) Addressable TRx (Monthly)* Creams converted to monthly supply VVA Market Volume 2019 5,269,549 10,113,133 Net Revenue Per Unit Total Net Revenue ($M) Total Net Revenue ($M) $75 $395 $758 $80 $422 $809 $85 $448 $860 *Vaginal Cream TRx last ~2 - 3 months per fill

48 BIJUVA: First and Only FDA - Approved Bio - Identical Solution in VMS Market

49 ▪ 2002 Women’s Health Initiative (WHI) study showed that the long - term use of certain synthetic hormones (a combination of medroxyprogesterone acetate and conjugated equine estrogens) increased the risk of breast cancer, stroke, heart attack and blood clots – Prior to BIJUVA, all FDA - approved combination hormonal products contained a synthetic progestin and not a bio - identical progesterone ▪ After WHI, women and healthcare providers shifted to bio - identical hormone therapy as an alternative despite estradiol and progesterone combinations being unapproved drugs for use together ▪ Compounding filled the need for bio - identical hormone therapy ▪ All major medical societies and the FDA discourage the prescribing of compounded hormones » NEED FOR AN FDA - APPROVED COMBINATION BIO - IDENTICAL HORMONE THERAPY BIJUVA Fills a Significant Unmet Need for an FDA Approved Combination Bio - Identical Hormone Therapy

BIJUVA is Indicated in a Woman with a Uterus for the Treatment of Moderate to Severe Vasomotor Symptoms due to Menopause


Bijuva
1 mg/100 mg per capsule
TherapeuticsMD

KEY CLINICAL ATTRIBUTES

- First and only bio-identical combination of estradiol to reduce moderate to severe hot flashes combined with progesterone to help reduce the risk to the endometrium
- Strong efficacy and safety data
- Sustained steady state of estradiol
- No clinically meaningful changes in weight or blood pressure[1]
- No clinically meaningful changes in coagulation or lipid parameters[1]
- No clinically meaningful changes in mammograms[1]
- Clinically meaningful improvements in quality of life and sleep disturbance data[1]
- High amenorrhea rates (no bleeding) [1]

OTHER KEY ATTRIBUTES

- Once-a-day single oral softgel capsule – only continuous combined progesterone and estradiol product
- No peanut oil unlike other FDA-approved progesterone products
- One prescription, one copay
- BIJUVA is available in blister packages containing 30 capsules

Note: (1) Based on a 1-year clinical study
Source: BIJUVA [package insert]. Boca Raton, FL: TherapeuticsMD, Inc; 2019. Lobo RA, et al. Obstet Gynecol. 2018;132(1):161-170. Lobo RA, et al. North American Menopause Society Annual Meeting, October 3 – 6, 2018, San Diego, CA, USA, abstract number S-2.

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BIJUVA Targets a Multi-Billion Dollar Market in the US

Bijuva (estradiol and progesterone) capsules

FDA-APPROVED		NOT FDA-APPROVED
Combination **<u>Synthetic</u>** **Estrogens + Progestins[1]**	**Separate** **<u>Bio-identical</u>** **Estradiol & Progesterone**	**Compounded** **<u>Bio-identical</u>** **Estradiol + Progesterone**
~2M annual prescriptions[2]	**~6M annual prescriptions[2]**	**12M – 18M annual prescriptions containing estradiol and/or progesterone[3]**
Prempro®, Activella®, Angeliq®, Femhrt®, Climara Pro®, Combipatch®	Oral or transdermal estradiol & Prometrium®	Compounded estradiol + progesterone
FDA-approved	Not FDA-approved to be used together	Not FDA-approved

Note: (1) Includes the following drugs: Activella®, FemHRT®, Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®; (2) Symphony Health Solutions PHAST Data; (3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications

All trademarks are the property of their respective owners.

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52 ▪ Partnership program with compounding community ▪ Distribution of TherapeuticsMD product portfolio ▪ Channel largely ignored by pharmaceutical companies ▪ Provides connection of community pharmacy to high writing E+P prescribers Bio - Ignite Program

53 ~160 ~270 0 50 100 150 200 250 300 # of locations 2019 2020 70+ locations added since March 2019 28% 31% 26% 27% 28% 29% 30% 31% 32% E+P Patients Appropriate for BIJUVA (n=150) Among those who see at least some as appropriate, E+P patients to whom would recommend BIJUVA (n=131) Anticipated BIJUVA Usage Compounding pharmacists report that they would recommend BIJUVA for about 1/3 of the patients The Bio - Ignite Partnerships are an Anchor for Future Growth

54 NASEM Report National Academies of Science, Engineering and Medicine (NASEM) ▪ Report commissioned by FDA and published on July 1, 2020 to gain independent analysis of the safety and public health risk related to compounded bio - identical hormone therapy ( cBHRT ) ▪ NASEM recommendations for stronger regulation and discipline around promotion and dispensing of cBHRT ▪ The cBHRT market size is ~12 - 18 million prescriptions a year in the US ▪ Compounded preparations are often marketed as safer alternatives to the FDA - approved hormone products; however, the FDA does not review or approve compounded preparations for safety, quality, or efficacy ▪ FDA asked the National Academies to convene a consensus study to evaluate the safety, efficacy, use, and overall clinical utility of cBHRT

55 Source: Prescription data per Symphony Health PHAST Data - 2019 BIJUVA Market Opportunity Based on Long - Term Net Price Range VMS Market Analysis (2019) FDA - Approved Compounded Total TRx 7,187,700 8,000,000 15,187,700 Net Revenue Per Unit Total Net Revenue ($M) Total Net Revenue ($M) Total Net Revenue ($M) $75 $539 $600 $1,139 $80 $575 $640 $1,215 $85 $611 $680 $1,291

56 Strong, Long - Term Patent Protection Across All Three Products ANNOVERA Patent Summary  Patented claims cover the labeled indication (pending claims directed to the product) US Issued / Allowed: 3 / 0  US Patents Pending: 5 IMVEXXY Patent Summary  Patented claims cover the product and the labeled indication US Issued / Allowed: 8 / 1  US Patents Pending: 17 BIJUVA Patent Summary  Patented claims cover the product and the labeled indication US Issued / Allowed: 14 / 1 US Patents Pending: 10 2020 2032 2033 2039 // TODAY ▪ ANNOVERA currently designated as a complex drug by FDA

57 Key Messages 2021 and Beyond ▪ Our focus for 2021 is to execute our commercial plan to drive outsized growth ▪ Renegotiated minimum net revenue covenants for Q1 and Q2 2021 to $18M and $22M, respectively, which are based off of our COVID adjusted forecast ▪ Continue to work with Sixth Street Partners to reset the covenants beyond Q2 2021 as we progress through the first half of the year and assess any ongoing impact of COVID on our business ▪ Continue to utilize our “best in class” commercial platform that will allow for significant value growth as we maintain an efficient cost base that can be leveraged as revenue grows ▪ Strong product and patent portfolio ▪ Experienced management and commercial team ▪ Successful execution of our 2021 plan positions the company to reach over $300M in total net revenue for ANNOVERA in 2022 even with less than 1% market share of the contraceptive market

58 Appendix

The Need for ANNOVERA

60 Prescription Birth Control Market Oral Contraceptive 48% IUD 30% Implant 9% 3 month Injectable 8% Ring 4% Patch 1% % of Women Using Prescription Contraception by Method 18.8 Million Women Prescription Contraception 26% Not Using Contraception 35% Sterilization 25% Non - prescription contraception 14% Contraception Choice of Women Age 15 - 50 (72 Million) Breakout of 26% on Prescription Contraception Note: (1) QuintilesIMS MIDAS, QuintilesIMS Analysis

61 Use of IUD Continues to Increase 2013 2017 2019 Not Using Contraception 38.3% 35.1% 34.7% Sterilization 20.6% 24.5% 23.7% Non-prescription Contraception 13.5% 14.3% 14.1% Oral Contraception 16.0% 12.6% 14.0% IUD 6.4% 7.9% 8.4% Ring 1.4% 1.0% 1.0% Other Prescription Contraception 3.8% 4.6% 4.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Status of Contraception Use Amoung Women 15 - 49

62 Why is the IUD Market Vulnerable to Change? ▪ Long - acting contraception is the first line recommendation from the CDC and medical societies (1), (2) ‒ The Affordable Care Act allowed for expanded access and affordability to LARC methods which were previously unaffordable for many women ‒ Medical Societies have recommended LARCs as frontline therapy over the past decade creating the Standard of Care ▪ Long - acting methods of contraception (IUDs and Implants) have been experiencing the greatest growth among US women over the past 9 years (+15.3% Net Revenue CAGR) (3), (4) ‒ LARC usage has steadily grown from 23% of women on prescription contraception in 2013 to 31% in 2019 (approximately 6M women in 2019) ▪ Only ~11.8% of women who are offered an IUD get the product (1) ▪ 18 - 20% of women will remove an IUD within the first year due to dislocation and adverse events (2) ▪ 44% of women will remove and IUD within the third year ▪ Only 56% of office - based Obstetricians/Gynecologists , family practitioners, and adolescent medicine specialists offered on - site IUDs; only 32% offered implants (5) BUT 1. ACOG committee opinion no. 735: adolescents and long - acting reversible contraception: implants and intrauterine devices. Obstet Gynecol . 2018;131(5):e130 – e139PubMedGoogle Scholar 2. Committee on Adolescence. Contraception for adolescents. Pediatrics . 2014;134(4). Available at: www.pediatrics.org/cgi/content/full/134/4/e1244 . 3 . Daniels K, et al. Current Contraceptive Status Among Women Aged 15 - 49: United States, 2015 - 2017. US Dept of Health and Human Services, Centers for Disease Control and Prevention, National Center for Health Statistics . December 2018, No 327. 4. QuintilesIMS MIDAS, QuintilesIMS Analysis, Company filing 5. Pace LE, et al. Women’s Health Issues . 26(2):131 – 134.

63 Developer of all the original long - acting, reversible contraceptives and top selling products in the US and Worldwide All trademarks are the property of their respective owners. The Developer of the Most Successful LARCs Understands a Large Section of the Market does not have a Long - Acting Solution EVERYONE can use ▪ Over 150 million women worldwide are using Population Council LARCs ▪ ParaGard ® (intrauterine copper contraceptive), ▪ Mirena ® (levonorgestrel releasing intrauterine system), ▪ Norplant ® (levonorgestrel implants) ▪ Collectively $Billions in sales worldwide

64 Long - Acting Contraceptives Short - Acting Contraceptives The Population Council Developed ANNOVERA as a Long - Lasting Solution for all Patients and Providers Long lasting, procedure free, patient - controlled, vaginal ring that provides control of fertility and menstruation for 1 year* *ANOVERA is inserted for 21 continuous days and removed for 7 days each cycle for 13 cycles. ▪ TXMD is looking to create a new market segment in the contraceptive market ▪ The market void that exists today demands a long - acting Birth Control Product that ALL doctors can prescribe, and all Women can use without a procedure that offers Immediate Cycle Control to meet the needs of women today

Development led to a Differentiated Product that can create a new segment in Birth Control

Primary Benefits:

- **Only FDA-approved long-lasting reversible birth control that does not require a procedure or repeat visit**
  - Empowers women to be in control of their fertility and menstruation
  - Inserted for 21 continuous days and removed for 7 days each cycle for 1 year (13 cycles)

Secondary Benefits:

- **Only product with new novel progestin – segesterone acetate[1]**
  - No androgenic, estrogenic or glucocorticoid effects at contraceptive doses*
- **Ultra-low dose 13mcg ethinyl estradiol**

Reasons to Believe:

- **Soft pliable ring that women don't feel once inserted**
- **High patient satisfaction in a phase 3 clinical trial acceptability study of 1,036 women[2]**
  - ~90% overall satisfaction, adherence (94.3%) and continuation (78%)


ANNOVERA combines attributes of short- and long-term contraceptives
Short-acting' contraceptives
Not long-acting
Daily use required
Annual ANNOVERA*
Long-lasting
Reversible and procedure-free
Empowers women to control their fertility and menstruation'
Long-acting' contraceptives
Require a procedure for insertion and removal
Not reversible by the patient
* ANNOVERA is inserted for 21 continuous days and removed for 7 days for 13 cycles

*Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known.

Note: (1) Annovera® Full Prescribing Information. Boca Raton, FL: TherapeuticsMD, Inc; 2020 2. Merkatz RB, Plagianos M, Hoskin E, et al. Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: development of a model; implications for introduction. Contraception. 2014;90(5):514–521. doi:10.1016/j.contraception.2014.05.015; (3) Tibaijuka L, Odongo R, Welikhe E, et al. Factors influencing use of long-acting versus short-acting contraceptive methods among reproductive-age women in a resource-limited setting. BMC Women's Health. 2017;17(1):25. doi:10.1186/s12905-017-0382-2.

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Segesterone Acetate – the Only Progestin in Combination Hormonal Contraceptives Derived from Progesterone

Annovera®
(segesterone acetate and ethinyl estradiol vaginal system)
Delivers 0.15 mg/0.013 mg per day

Derived from Progesterone



Progesterone Derived
Segesterone Acetate

- **Highest anti-ovulatory potential of available progestins[1,2]***
- **No androgenic activity at contraceptive doses[1,2]***
  - Androgenic activity may be responsible for acne, hair growth, weight gain, breast tenderness, and mood changes
- **No glucocorticoid activity at contraceptive doses[1]***
  - Glucocorticoid activities may affect water retention

Derived from Testosterone

✓ **Testosterone Derived**
- Norethindrone
- Levonorgestrel/Norgestrel
- Desogestrel/Etonogestrel
- Norgestimate (Norelgestromin)
- Dienogest

Other

✓ **Spironolactone Derived**
- Drospirenone

*Based on pharmacological studies in animals and in vitro studies. The clinical significance of these data is not known.
1. Kumar N, et al. *Steroids*. 2000;65:629-36. 2. Nelson, A. Expert Review of Clinical Pharmacology, Accepted Sep 2019.

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67 Real - World Evidence of ANNOVERA Market Share Gains from All Products Source; Symphony Prescriber level data supplement with VPS and copay card data vs competition based on Symphony Prescriber l eve l data.

Anticipated Mix of ANNOVERA Patients Based on Survey and Real-World Data

- **IUDs = ~21%**
  - 20+% of IUD users that remove the IUD due to side effects
- **Implants = ~10%**
  - 20+% of implant users that remove due to side effects
- **NuvaRing (single month ring) Users = ~20%**
  - 30-40% market share of current NuvaRing volume at peak
- **Oral Contraceptives (pills) = ~39%**
  - Continued deterioration of pill users that are shifting to long-lasting methods
- **Other (sterilization, injections, patches, other) = ~10%**

Source: Birth Control Journey, ANNOVERA ATU, Internal vitaCare Data

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69 ANNOVERA Patient Types ▪ A single contraceptive product for most patient and prescriber types – Benefits for the diversity of women – supports patient preference – Amenable to women of all ages and demographics – Available to all prescribers – no special training, equipment, or inventory ▪ Immediate control of both fertility and menstruation* ▪ Self - administered, long - lasting benefits with immediate reversibility (without requiring a procedure for insertion and removal like IUDs or Implants) * When inserted for 21 continuous days and removed for 7 days each cycle. Nulliparous women and those not in monogamous relationships Ideal for anyone who does not want to take a product every day and doesn’t want a procedure Women birth - spacing – between children College women – no need for monthly refills Women in the military – control fertility and menstruation for 1 year (13 cycles)* From adolescents to women who are approaching menopause and still want contraception

70 Prescription Trends Continue to Increase Month Over Month ▪ ~17,000 TRx by ~5,000 writers, since launch through December 2020 11 210 447 435 671 966 724 574 670 1,170 1,153 1,880 1,750 2,090 1,850 2,100 0 500 1000 1500 2000 2500 NSM Full Consumer Launch COVID Response Plan COVID Impact Soft Launch Field Relaunch Prescriptions per Symphony Health NSM=National Sales Meeting